Subsequent events	6 Months Ended
Jun. 30, 2024
Subsequent events
Subsequent events

18. Subsequent events

Acquisition of 3% gold streams on Agbaou and Bonikro

On August 7, 2024, Triple Flag acquired 3% streams on each of the Agbaou and Bonikro mines operated by Allied Gold Corp. (“Allied”) for total cash consideration of $53.0 million. Triple Flag will make ongoing payments of 10% of the spot gold price for each ounce delivered under the streams. The streams will cover the existing mining and exploration licenses for the Agbaou and Bonikro mines, both located in Cote d’Ivoire.

Under the Agbaou stream, the gold stream will step down to 2% payable gold after the delivery of 29,000 ounces of gold, and under the Bonikro stream the gold stream will step down to 2% payable gold after the delivery of 39,300 ounces of gold. From 2024 to 2027 the streams are subject to a period of annual minimum deliveries, under the Agbaou stream an annual minimum of 2,500 to 2,750 GEOs will be delivered and under the Bonikro stream an annual minimum of 3,500 to 4,250 GEOs will be delivered. A parent guarantee is provided by Allied.

Acquisition of additional Tamarack royalty

On July 5, 2024, Triple Flag acquired an additional 1.0% NSR royalty from Talon Nickel (USA) LLC (“Talon”), a wholly owned subsidiary of Talon Metals Corp., a TSX-listed company, for total consideration of $8.0 million (“Additional Tamarack Royalty”). The royalty will be paid out of Talon’s participating interest in the Tamarack project. Triple Flag also received 8 million common share purchase warrants, each exercisable to acquire one share of Talon Metals Corp. for an exercise price of C$0.20 per share for a period of two years. The royalty is subject to a buydown right to reduce the Additional Tamarack Royalty to 0.6% for $5.0 million, exercisable for a period of two years, subject to certain conditions. This Additional Tamarack Royalty is in addition to the 1.11% NSR royalty Triple Flag already owns on Tamarack.